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WesMark Funds SM

Family of Funds

COMBINED ANNUAL REPORT

Small Company Growth Fund

Growth Fund

Balanced Fund

Bond Fund

West Virginia Municipal Bond Fund

DATED JANUARY 31, 2003

WESMARK FUNDS
PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the combined Annual Report for the WesMark Funds. This report covers the 12-month period from February 1, 2002 through January 31, 2003. It gives you a complete picture of each fund's operation, beginning with each portfolio manager's overview of the market and fund strategy, followed by a complete list of fund holdings and the financial statements.

The following is a summary of fund activity over the 12-month reporting period, which saw continued positive performance for bonds, and a weak environment for stocks.

WesMark Small Company Growth Fund is managed to help your money pursue capital appreciation through a diversified portfolio of common stocks of small-sized companies with above-average potential for price appreciation.1 The reporting period saw difficult market conditions continue for small company stocks, which caused the value of the fund's holdings to decline. As a result, the fund produced a (negative) total return of (31.16)%.2 On the last day of the reporting period, the fund's net assets totaled $13.7 million.

WesMark Growth Fund is managed to help your money grow over time though a diversified portfolio of stocks selected for their long-term potential to provide above-average returns. At the end of the reporting period, the fund's holdings included such well-known names as American Express, AOL Time Warner, BP Amoco, Cisco Systems, General Mills, General Motors, Intel, PepsiCo, Pfizer, General Electric, and Wal-Mart. During the reporting period difficult market conditions for growth stocks caused the value of the fund's holdings to decline. As a result, the fund produced a (negative) total return of (22.40)%.2 On the last day of the reporting period, the fund's net assets were $185.1 million.

WesMark Balanced Fund pursues capital appreciation and income by investing in a diversified portfolio of stocks and bonds. At the end of the reporting period, 69.4% of the fund's portfolio was invested primarily in high-quality common and preferred stocks. The rest of the portfolio was invested primarily across U.S. government agency bonds and investment-grade corporate bonds. During the reporting period, the fund paid monthly income dividends totaling $0.18 per share. A difficult market for stocks caused the value of the fund's stock holdings to decline. As a result, the fund produced a (negative) (16.87)% total return.2 At the end of the reporting period, the fund's net assets totaled $58.8 million.

WesMark Bond Fund is managed to help your money earn a high level of current income by investing in a diversified portfolio of high-quality bonds. At the end of the reporting period, the $168.6 million fund was invested primarily across government agency bonds and investment-grade corporate bonds. During the reporting period, the fund paid monthly income dividends totaling $0.39 per share while the net asset value increased by $0.03. The income distributions and net asset value increase resulted in a 4.27% total return.2

WESMARK FUNDS
PRESIDENT'S MESSAGE

WesMark West Virginia Municipal Bond Fund is managed to help your money earn income free from federal income tax and West Virginia state income tax.3 To pursue that objective, it invests in a portfolio of high-quality bonds issued by West Virginia municipalities. During the reporting period, the fund paid double tax-free income dividends totaling $0.39 per share. The fund's net asset value increased by $0.22 per share. Through the distributions and net asset value increase, the fund produced a positive total return of 6.04%.2 At the end of the reporting period, the fund's net assets totaled $71.0 million.

Thank you for pursuing your financial goals through the diversification and professional management of the WesMark Funds.

Sincerely,

/s/ Peter J. Germain

Peter J. Germain
President

1 Small company stocks may be less liquid and be subject to greater price volatility than larger capitalization stocks.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price, (i.e. less any applicable sales charge) were: WesMark Small Company Growth Fund, (34.43)%; WesMark Growth Fund, (26.06)%; WesMark Balanced Fund, (20.81)%; WesMark Bond Fund, 0.34%; and WesMark West Virginia Municipal Bond Fund, 2.07%.

3 Income may be subject to the federal alternative minimum tax.

WESMARK SMALL COMPANY GROWTH FUND
INVESTMENT REVIEW

Smaller companies were more severely impacted by the downturn in the U. S. economy than were larger companies. The technology sector, in particular, experienced a major decline in profitability, which began in 2001 and intensified last year. Stock prices for small company growth stocks were equally devastated. The NASDAQ Composite Index1 declined by 74.4% from March 31, 2000 through September 30, 2002, with a decline of 39.9% in the first nine months of 2002. This decline is nearly unprecedented and erased almost all of the advance in this index from December 1996 to March 2000. For the year ending January 31, 2003, the WesMark Small Company Growth Fund produced a (negative) total return of (31.16)%,2 as compared to a decline in the Russell 2000 Index3 of 21.87%, and a decline in the Lipper Small Cap Growth Fund Average4 of 29.46%. The portfolio's representation in the technology and telecommunications sectors, particularly in the early part of the year, was in part responsible for the rate of return being below these benchmarks.

Corporate profits are expected to increase by 8% this year. Traditionally, smaller companies are more impacted by business cycles than larger companies.5 We believe that this pattern will repeat in the future, and, therefore, smaller-cap stocks may report a larger percentage improvement in earnings. However, the tax proposal by the Bush Administration may benefit larger companies more than smaller companies, particularly those that pay dividends. Eventually, however, improving investor confidence will impact small companies as well, and, considering the severe decline in prices in this sector of the market the past three years, there may be ultimately a magnified positive impact on smaller stocks as a result of improving psychology related to economic recovery and investor confidence.

We have re-allocated assets within the fund in an effort to improve the rate of return. Healthcare stocks increased from 3.1% at January 31, 2002 to 10.9% at January 31, 2003, consumer stocks increased from 5.5% to 10.5%, basic materials stocks increased from 8.3% to 10.7% and energy stocks rose from 13.6% to 14.6%. Technology declined from 38.4% at January 31, 2002 to 29.0% at year-end. We do anticipate that technology will continue to provide long-term growth opportunities. This long-term focus will at times encourage us to maintain investments in stocks that may be encountering difficulty if we believe the company's products or services have features that are superior to peers and if we believe that the segment may grow faster than technology spending.

1 The NASDAQ Composite Index measures all domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market, Inc.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Indexes are unmanaged and investments cannot be made in an index.

4 Lipper indexes are an average of the total return of the largest mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

5 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified, In addition, the Fund may be subject to specific risks of the technology sector, such as obsolescence.

WESMARK GROWTH FUND
INVESTMENT REVIEW

Corporate profits suffered a severe decline last year. A series of corporate failures cast doubt on corporate governance and the accounting profession. The stock market suffered a third consecutive annual decline. This is only the third such occurrence in the past 80 years. The Standard and Poor's 500 Index (S&P 500)1 declined 45.6% in price from March 2000 to September 2002, with a decline of 29% in the first nine months of 2002. This ranks among the most severe declines in our history. The decline in reported corporate profits was somewhat unique since the U.S. Gross Domestic Product rose during the year by an estimated 2.4%.

We believe that profits began to recover in the last half of 2002 and are expected to rise by about 8% this year. Corporate balance sheets are being repaired as cash flows rise, while capital spending remains subdued. President Bush's proposed tax legislation may have a very positive impact on stock prices in the year ahead.

The U.S. economy is expected to have continued moderate growth with low inflation. This environment is conducive to expanding price-earnings ratios; however, geo-political risks and the impact of asset allocation shifts by the public in order to reduce perceived equity risk may restrain stock prices.

The S&P 500 return for the fiscal year was (negative) (23.02)%, while the Growth Fund return was (negative) (22.40)%2 , based on net asset value. For the latest three years, the fund's annual return was (negative) (7.0)% as compared to the S&P 500 return of (negative) (13.8)%. This return compares very favorably with other large-cap core funds. In the Lipper universe of large-cap core funds,3 the Growth Fund ranked 2 out of 502 funds for five years, 20 out of 743 funds for three years, and 239 out of 960 funds for one year as of January 31, 2003.

The asset allocation in the fund remained focused on energy, which was 14.4%, technology, which was 21.1%, financial services, which was 13.5%, and pharmaceuticals and bio-technology, which was 17.9% at year-end. We believe these sectors offer the best opportunities for earnings growth in the year ahead. These groups of stocks are trading at relatively low price-earnings ratios. We believe that when investor confidence is restored, companies with positive earnings prospects trading at low price-earnings ratios could appreciate more than the market average.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 Lipper rankings are based on total return. They do not reflect sales charges.

WESMARK BALANCED FUND
INVESTMENT REVIEW

Continued weakness in the equity market, which has experienced its third consecutive annual decline in value; impacted the total return of the fund as the decision to maintain the equity weighting above 60%, to benefit from a stronger economy and a recovery in corporate earnings, proved premature. We continue to believe that long-term the portfolio will benefit from this structure as the economy continues to show signs of recovery and as geo-political event risk is reduced. Corporate profits began to show signs of recovery in the later part of 2002. Balance sheets are improving aided by rising cash flows and reduced expenditures.

The Federal Reserve Board (Fed) continued to lower interest rates in an effort to strengthen the economy. This has not met with the planned result to date. Corporate bond yields rose in response to additional corporate governance issues and the failure of some larger, well-known companies. Credit rating downgrades contributed to liquidity concerns for a number of companies. U.S. Treasury and federal agency issues responded favorably to Fed action and investors' desire for reduced risk. The fixed income sector of the portfolio reduced its risk structure by both shortening its average maturity and duration and improving the overall quality through the purchase of additional federal agency notes.1

The effects of both fiscal and monetary policy should serve to provide the economy with the necessary stimulus to ignite corporate growth rates, stimulate corporate spending and enhance valuation levels resulting in improved returns for investors.

The fund had a (negative) total return of (16.87)%2 for the 12 months ended January 31, 2002, based on net asset value, compared to (12.15)% for the Lipper Balanced Funds Average.3 The current portfolio structure and asset and industry allocation should benefit from the expected economic recovery as we move forward. Progress on the proposed tax legislation to include favorable treatment of dividend payments could provide benefit to a number of the holdings in the portfolio.

1 Duration is the measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of longer duration.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 Lipper averages are an average of the total return of all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

WESMARK BOND FUND
INVESTMENT REVIEW

The U.S. economy experienced moderate growth with declining inflation during 2002. The Federal Reserve Board continued to lower interest rates to stimulate the economy, as the stock market experienced its third consecutive decline. The bond market was impacted by a series of corporate failures, which cast doubt on corporate governance and the accounting profession. The rating agencies had a busy year with credit downgrades. As a result, corporate bond yield spreads rose significantly during the first nine months of the year but began to contract sharply in the fourth quarter. This decline in perceived risk in the fourth quarter was related to the positive impact of the Sarbanes-Oxley legislation, as well as the beginnings of an improvement in corporate profitability and restructuring of balance sheets to reduce debt levels.

Government spending is continuing to rise rapidly resulting in sharply increasing budget deficits. The trade-weighted value of the dollar has been declining for the past twelve months. The housing market has been surprisingly strong, and consumer spending has grown consistently faster than consensus forecasts. We think these factors will result in a change in focus in the bond market from deflation to the possibility of reflation. We believe that inflation, which was declining for the past several years, has reached a cyclical low, and we anticipate that the inflation rate will stabilize for the early part of the year and show a slightly higher inflation rate in the second half of the year.

In this environment, we have greatly reduced the fund's average duration from 5.29% to 3.21%.1 This was accomplished by reducing corporate bonds from 56.9% of the fund to 31.9% of the fund at year-end and replacing the issues sold with short-term callable government agency securities. These changes in the fund had an impact on the total return during the year. The fund's total return for fiscal 2002 was 4.27%, based on net asset value.2 This compares to 7.63% for the Lipper Intermediate Investment Grade Debt Funds Average3 and 9.26% for the Lehman Brothers Intermediate Government/Credit Index.4 We believe that today's interest rate levels do not reflect fundamental economic forces, but are a response to the decline in stock prices over the past three years and to the current geo-political risks. As a result, we have positioned the fund in a defensive posture in order to preserve the net asset value in an expected rising interest rate environment in the year ahead.

1 Duration is measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 Lipper indexes are an average of the total return of the largest mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made in an index.

4 Lehman Brother Intermediate Government/Credit Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. Investments cannot be made in an index.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
INVESTMENT REVIEW

The twelve months ended January 31, 2003 was a challenging period for fixed income investors. Strong economic growth in the first quarter of 2002 gave way by the third quarter, which prompted the Federal Reserve Board ("Fed") to lower the federal funds target rate by 0.50% in November. The action taken by the Fed was intended to prevent the U.S. economy from dipping back into a recession. Investors' reluctance to invest in stocks has resulted in an extraordinary build up in cash in money market funds and savings accounts. During the course of the year, yields on municipal securities with maturities of less than five years declined more than 0.75%, while longer maturities declined by less than 0.50%, creating a relatively steep yield curve.

State and local government budgets in most regions of the country came under pressure during the past year. West Virginia, due to its heavy dependence on cyclical industries, saw its unemployment rate rise faster than the national level. Budget cuts and the state's "rainy day fund" provided relief and allowed West Virginia to maintain its credit rating. The budget strain experienced by the state and its municipalities had little impact on bond yields in West Virginia versus other states. This can be attributed to the limited supply of tax-free bonds issued by the state and its political subdivisions. Statistics compiled by Thompson Financial Investment Banking/Capital Markets lists West Virginia as 46th out of fifty states based on the number of municipal debt securities issued for 2002.

The primary investment strategy has been to reduce the fund's duration in order to preserve gains achieved over the past two years as market yields declined.1 Also of importance was a strategy to reduce exposure to non-insured securities that experienced a decline in their credit rating. Specifically, issues backed by corporations involved in the energy and chemical industries, along with bonds issued by the hospital sector, were sold. This strategy along with the rising unit price has the effect of reducing the effective yield of the fund during the year.

The fund provided a total return of 6.04%, based on net asset value, for the fiscal year ended January 31, 2003.2 The income return for the year was $0.39 and 100% of the income was exempt from federal and state income tax for West Virginia residents.3 The 30-day taxable equivalent yield for West Virginia residents in the 27% tax bracket was 3.44%.4 As of January 31, 2003, the 30-day SEC yield was 2.51%. As of January 31, 2003, we continued to focus on high quality bonds with 65.5% of the fund invested in bonds rated AAA.5

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 Income may be subject to the alternative minimum tax.

4 The 30-day SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is then compounded and annualized.

5 These ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

WESMARK SMALL COMPANY GROWTH FUND

Growth of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund** (the "Fund") from December 31, 1993 (start of performance) to January 31, 2003, compared to the Russell 2000 Index ("Russell 2000"),*** Standard and Poor's 600 Small Cap Index (S&P 600),*** and the Lipper Small Cap Growth Funds Average ("LSCGFA").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2003††
1 Year

(34.43)%
5 Years

(0.44)%
Start of Performance (12/31/93)**

7.42%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000 the maximum sales charge is 4.75% ($10,000 minus $475 sales charge = $9,525), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000, S&P 600 and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** WesMark Small Company Growth Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 12/31/1993 to 8/8/2000, when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The Russell 2000 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

†Lipper indexes represent the average of the total returns reported by the largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

††Total returns reflect all applicable sales charges.

WESMARK GROWTH FUND

Growth of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the "Fund") from April 14, 1997 (start of performance) to January 31, 2003, compared to the Standard and Poor's 500 Index ("S&P 500")** and Lipper Multi Cap Core Index ("LMCCI").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2003††
1 Year

(26.06)%
5 Year

4.29%
Start of Performance (4/14/97)

6.73%
Start of Performance (4/14/97) (cumulative)

45.91%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective October 1, 1999, the maximum sales charge is 4.75% ($10,000 minus $475 sales charge = $9,525), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LMCCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

†Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

††Total returns quoted reflect all applicable sales charges.

WESMARK BALANCED FUND

Growth of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the "Fund")** from January 31, 1993 to January 31, 2003, compared to the Standard and Poor's 500 Index ("S&P 500"),*** the Lehman Brothers Government/Credit Total Index ("LBGCT")*** and the Lipper Balanced Funds Average ("LBFA").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2003††
1 Year

(20.81)%
5 Years

0.16%
10 Years

6.47%
Start of Performance (10/31/61)**

9.34%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000 the maximum sales charge is 4.75% ($10,000 minus $475 sales charge = $9,525), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LBGCT and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** WesMark Balanced Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/93 to 4/20/98, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The S&P 500 and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

†Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

††Total returns quoted reflect all applicable sales charges.

WESMARK BOND FUND

Growth of $10,000 invested in WesMark Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Bond Fund (the "Fund") from April 20, 1998 (start of performance) to January 31, 2003 compared to the Lehman Brothers Intermediate Government/Credit Index ("LBIGCI"),** the Lipper Intermediate Government Funds Average ("LIGFA"),*** and the Lipper Intermediate Investment Grade Debt Funds Average ("LIIGA").***

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2003|
1 Year

0.34%
Start of Performance (4/20/98)

4.63%
Start of Performance (4/20/98) (cumulative)

24.21%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000 the maximum sales charge is 3.75% ($10,000 minus $375 sales charge = $9,625), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBIGCI, LIGFA and LIIGA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

** LBIGCI is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

†Total returns quoted reflect all applicable sales charges.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Growth of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the "Fund")** from January 1, 1993 to January 31, 2003, compared to the Lehman Brothers 5 Year G.O. Bond Index ("LB5GO")*** and Lipper Intermediate Municipal Debt Funds Average ("LIMDFA").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2003††
1 Year

2.07%
5 Years

4.09%
10 Years

4.57%
Start of Performance (12/31/90)**

4.95%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000, the maximum sales charge is 3.75% ($10,000 minus $375 sales charge = $9,625), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5GO and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** WesMark West Virginia Municipal Bond Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 12/31/90 to 4/14/1997, when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The LB5GO is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

†Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

††Total returns reflect all applicable sales charges.

WESMARK SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 2003

Shares			Value
COMMON STOCKS--87.3%
		AEROSPACE/DEFENSE--0.4%
1,000		Curtiss Wright Corp.	$54,450

		BIOTECHNOLOGY--7.2%
5,000	(1)	Andrx Group	71,800
28,000	(1)	Covance, Inc.	755,440
2,000	(1)	Medicis Pharmaceutical Corp., Class A	103,300
3,000	(1)	NBTY, Inc.	54,630

		TOTAL	985,170

		BROADCASTING--1.4%
22,000	(1)	Mediacom Communications Corp.	192,280

		BUSINESS SOFTWARE & SERVICES--3.8%
25,000	(1)	Concord EFS, Inc.	366,500
20,000	(1)	Informatica Corp.	139,600
1,000	(1)	Paxar Corp.	14,900

		TOTAL	521,000

		COMMUNICATION EQUIPMENT--3.7%
110,000	(1)	Arris Group, Inc.	405,900
10,000	(1)	WebEx Communications, Inc.	101,200

		TOTAL	507,100

		COMPUTER SERVICES--1.9%
80,000	(1)	Concurrent Computer Corp.	264,000

		DIVERSIFIED ELECTRONICS--1.7%
30,000	(1)	KEMET Corp.	228,000

		DRUG MANUFACTURERS--2.7%
27,000	(1)	Vertex Pharmaceuticals, Inc.	373,680

		HEALTH TECHNOLOGY--1.0%
20,000	(1)	Specialty Laboratories, Inc.	140,400

		INTERNET SOFTWARE & SERVICES--6.1%
20,000	(1)	Checkfree Corp.	384,600
15,000	(1)	FreeMarkets, Inc.	62,250
2,000	(1)	Internet Security Systems, Inc.	25,980
COMMON STOCKS--(Continued)
		INTERNET SOFTWARE & SERVICES--(Continued)
2,000	(1)	MICROS Systems Corp.	$43,880
2,000	(1)	Macromedia, Inc.	29,300
2,000	(1)	McData Corp., Class A	15,780
10,000	(1)	RealNetworks, Inc.	35,600
15,000	(1)	Sylvan Learning Systems, Inc.	240,000

		TOTAL	837,390

		OFFICE--AUTO & EQUIPMENT--0.5%
2,000		CLARCOR, Inc.	65,000

		OIL & GAS EQUIPMENT & SERVICES--4.1%
40,000	(1)	Pride International, Inc.	560,000

		OIL COMPANIES--EXPLORATION & PRODUCTION--10.5%
30,000		Cabot Oil & Gas Corp., Class A	705,300
30,000	(1)	Spinnaker Exploration Co.	596,100
4,000	(1)	Stone Energy Corp.	136,040

		TOTAL	1,437,440

		PAPER & FOREST PRODUCTS--3.2%
30,000	(1)	Smurfit-Stone Container Corp.	423,600
2,000		Wausau-Mosinee Paper Corp.	19,800

		TOTAL	443,400

		PRODUCER MANUFACTURING--5.9%
15,000		Ethan Allen Interiors, Inc.	473,250
10,000	(1)	Furniture Brands International, Inc.	214,300
6,000		La-Z Boy Chair Co.	121,680

		TOTAL	809,230

		REGIONAL AIRLINES--1.6%
33,000	(1)	AirTran Holdings, Inc.	214,830

		RETAIL--SPECIALTY--1.2%
10,000		Pier 1 Imports, Inc.	169,500

		RUBBER & PLASTICS--4.0%
13,500		Carlisle Cos., Inc.	550,800

COMMON STOCKS--(Continued)
		SCIENTIFIC & TECHNICAL INSTRUMENTS--2.8%
12,000	(1)	MOOG, Inc., Class A	$382,800

		SECURITY SOFTWARE & SERVICES--0.7%
35,000	(1)	Entrust Technologies, Inc.	93,415

		SEMICONDUCTOR EQUIPMENT & MATERIALS--14.4%
35,000	(1)	Asyst Technologies, Inc.	241,500
35,000	(1)	Credence Systems Corp.	274,050
15,000	(1)	DuPont Photomasks, Inc.	316,500
15,000	(1)	LogicVision, Inc.	28,950
18,500	(1)	MKS Instruments, Inc.	250,490
35,000	(1)	Photronics, Inc.	385,875
40,000	(1)	Ultratech Stepper, Inc.	470,000

		TOTAL	1,967,365

		SEMICONDUCTOR--INTEGRATED CIRCUITS--2.1%
10,000	(1)	Amkor Technology, Inc.	48,900
45,000	(1)	Cypress Semiconductor Corp.	236,250

		TOTAL	285,150

		SPECIALTY CHEMICALS--1.8%
10,000		Cabot Corp.	252,600

		TELECOMMUNICATIONS EQUIPMENT--1.2%
45,000	(1)	MRV Communications, Inc.	53,550
50,000	(1)	Vitesse Semiconductor Corp.	103,500

		TOTAL	157,050

		TEXTILE APPAREL--3.4%
16,000		Liz Claiborne, Inc.	459,520

TOTAL COMMON STOCKS (identified cost $19,143,793)			11,951,570

Shares or Principal Amount			Value
(2) COMMERCIAL PAPER--12.0%
		DIVERSIFIED OPERATIONS--3.3%
$450,000		General Electric Capital Corp. CPABS3A3	$449,698
		FINANCE--COMMERCIAL--8.7%
700,000		American General Finance Corp.	699,510
500,000		Stellar Funding Group Inc.	499,542

		TOTAL	1,199,052

		TOTAL COMMERCIAL PAPER (at amortized cost)	1,648,750

MUTUAL FUND--0.7%
94,908		U.S. Treasury Cash Reserves (at net asset value)	94,908

TOTAL INVESTMENTS (identified cost $20,887,451)(3)			$13,695,228

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) The cost of investments for federal tax purposes amounts to $20,890,773.

Note: The categories of investments are shown as a percentage of net assets ($13,696,028) at January 31, 2003.

See Notes which are an integral part of the Financial Statements

WESMARK GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 2003

Shares			Value
COMMON STOCKS--99.5%
		AEROSPACE/DEFENSE--4.1%
120,000		United Technologies Corp.	$7,629,600

		ASSET MANAGEMENT--2.2%
125,000		Franklin Resources, Inc.	4,167,500

		AUTO MANUFACTURERS--MAJOR--1.5%
75,000		General Motors Corp.	2,724,750

		BANKS--MAJOR REGIONAL--3.8%
110,000		Citigroup, Inc.	3,781,800
140,000		National Commerce Financial Corp.	3,316,600

		TOTAL	7,098,400

		BEVERAGES--SOFT--4.4%
200,000		PepsiCo, Inc.	8,096,000

		BIOMEDICAL--4.4%
160,000	(1)	Amgen, Inc.	8,153,600

		CHEMICALS--DIVERSIFIED--2.1%
100,000		Dow Chemical Co.	2,906,000
30,000		Eastman Chemical Co.	1,026,900

		TOTAL	3,932,900

		COMPUTERS--MINI--3.1%
525,000		EMC Corp., Mass	4,042,500
525,000	(1)	Sun Microsystems, Inc.	1,622,250

		TOTAL	5,664,750

		DIVERSIFIED OPERATIONS--4.4%
355,000		General Electric Co.	8,214,700

		DRUGS & HEALTHCARE--13.2%
120,000	(1)	Genentech, Inc.	4,408,800
85,000	(1)	MedImmune, Inc.	2,532,150
175,000		Merck & Co., Inc.	9,693,250
75,000		Novartis AG, ADR	2,781,000
165,000		Pfizer, Inc.	5,009,400

		TOTAL	24,424,600

COMMON STOCKS--(Continued)
		ELECTRONIC COMPONENTS--SEMICONDUCTOR--3.3%
380,000		Texas Instruments, Inc.	$6,042,000

		ELECTRONICS--MILITARY--1.7%
70,000	(1)	L-3 Communications Holdings, Inc.	3,133,900

		FOOD--MAJOR DIVERSIFIED--5.0%
371,250		Archer-Daniels-Midland Co.	4,473,562
25,000		General Mills, Inc.	1,123,250
115,000		Kraft Foods, Inc., Class A	3,662,750

		TOTAL	9,259,562

		HEALTHCARE SERVICES--2.3%
30,000		Cardinal Health, Inc.	1,749,900
28,000		UnitedHealth Group, Inc.	2,461,200

		TOTAL	4,211,100

		INSURANCE PROPERTY & CASUALTY--3.2%
110,000		American International Group, Inc.	5,953,200

		INTERNET INFORMATION PROVIDERS--2.0%
320,000	(1)	AOL Time Warner, Inc.	3,731,200

		INVESTMENT BROKERAGE--NATIONAL--4.3%
60,000		Bear Stearns Cos., Inc.	3,723,000
110,000		Morgan Stanley	4,169,000

		TOTAL	7,892,000

		MEDICAL LAB & RESEARCH--0.3%
10,000	(1)	Quest Diagnostic, Inc.	537,800

		NETWORKING PRODUCTS--3.6%
500,000	(1)	Cisco Systems, Inc.	6,685,000

		OIL & GAS DRILLING--0.7%
37,500	(1)	Nabors Industries, Ltd.	1,381,875

		OIL COMPONENTS--EXPLORATION & PRODUCTION--10.8%
235,000		Burlington Resources, Inc.	10,363,500
250,000		EOG Resources, Inc.	9,690,000

		TOTAL	20,053,500

COMMON STOCKS--(Continued)
		OIL--INTEGRATED--2.9%
140,000		BP Amoco PLC, ADR	$5,461,400

		PAPER PRODUCTS--0.4%
20,000		International Paper Co.	714,000

		PRINTED CIRCUIT BOARDS--2.1%
245,000	(1)	Jabil Circuit, Inc.	3,824,450

		PRODUCER MANUFACTURING--0.5%
30,000		Ethan Allen Interiors, Inc.	946,500

		PROTECTION--SAFETY--2.5%
285,000		Tyco International Ltd.	4,562,850

		PUBLISHING--NEWSPAPERS--0.3%
8,000		Gannett Co., Inc.	581,280

		RESTAURANTS--0.4%
7,000	(1)	Brinker International, Inc.	208,250
15,000		Outback Steakhouse, Inc.	489,750

		TOTAL	698,000

		RETAIL DISCOUNT--2.0%
75,000		Target Corp.	2,115,750
35,000		Wal-Mart Stores, Inc.	1,673,000

		TOTAL	3,788,750

		RETAIL--MISCELLANEOUS--0.2%
10,000		American Express Co.	355,300

		SEMICONDUCTOR--BROAD LINE--3.0%
350,000		Intel Corp.	5,481,000

		SEMICONDUCTOR EQUIPMENT & MATERIALS--2.3%
350,000	(1)	Applied Materials, Inc.	4,189,500

		TELECOMMUNICATIONS SERVICES--0.2%
75,000	(1)	Sprint Corp. (PCS Group)	282,000

		TRANSPORTATION--RAIL--1.8%
125,000		Burlington Northern Santa Fe Corp.	3,246,250

Shares or Principal Amount			Value
COMMON STOCKS--(Continued)
		WASTE MANAGEMENT--0.5%
45,000	(1)	Republic Services, Inc.	$921,600

TOTAL COMMON STOCKS (identified cost $231,960,720)			184,040,817

MUTUAL FUND--0.6%
$1,156,448		U.S. Treasury Cash Reserves (at net asset value)	1,156,448

TOTAL Investments (identified cost $233,117,168)(2)			$185,197,265

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $233,117,168.

Note: The categories of investments are shown as a percentage of net assets ($185,055,172) at January 31, 2003.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

WESMARK BALANCED FUND
PORTFOLIO OF INVESTMENTS

January 31, 2003

Shares			Value
COMMON STOCKS--66.6%
		AEROSPACE/DEFENSE--1.6%
15,000		United Technologies Corp.	$953,700

		AUTO MANUFACTURERS--MAJOR--2.2%
35,000		General Motors Corp.	1,271,550

		BANKS--MAJOR REGIONAL--3.9%
30,000		Bank One Corp.	1,095,300
35,000		Citigroup, Inc.	1,203,300

		TOTAL	2,298,600

		BEVERAGES--SOFT--2.8%
40,000		PepsiCo, Inc.	1,619,200

		BIOMEDICAL--3.0%
35,000	(1)	Amgen, Inc.	1,783,600

		CHEMICALS--DIVERSIFIED--3.9%
50,000		Dow Chemical Co.	1,453,000
25,000		Eastman Chemical Co.	855,750

		TOTAL	2,308,750

		COMPUTERS--MINI--1.9%
100,000	(1)	EMC Corp. Mass	770,000
120,000	(1)	Sun Microsystems, Inc.	370,800

		TOTAL	1,140,800

		DIVERSIFIED OPERATIONS--3.9%
100,000		General Electric Co.	2,314,000

		DRUGS & HEALTHCARE--7.4%
25,000		Merck & Co., Inc.	1,384,750
30,000		Novartis AG, ADR	1,112,400
62,000		Pfizer, Inc.	1,882,320

		TOTAL	4,379,470

		ELECTRONIC COMPONENTS--SEMICONDUCTOR--1.2%
45,000		Texas Instruments, Inc.	715,500

		FINANCE--CREDIT CARD--1.2%
20,000		American Express Co.	710,600

COMMON STOCKS--(Continued)
		FOOD--MAJOR DIVERSIFIED--3.4%
20,000		General Mills, Inc.	$898,600
35,000		Kraft Foods, Inc., Class A	1,114,750

		TOTAL	2,013,350

		INSURANCE PROPERTY & CASUALTY--1.6%
17,000		American International Group, Inc.	920,040

		INTERNET INFORMATION PROVIDERS--0.7%
35,500	(1)	AOL Time Warner, Inc.	413,930

		INVESTMENT BROKERAGE--NATIONAL--3.7%
20,000		Bear Stearns Cos., Inc.	1,241,000
25,000		Morgan Stanley	947,500

		TOTAL	2,188,500

		NETWORKING PRODUCTS--2.3%
100,000	(1)	Cisco Systems, Inc.	1,337,000

		OIL COMPONENTS--EXPLORATION & PRODUCTION--2.9%
25,000		Burlington Resources, Inc.	1,102,500
15,000		EOG Resources, Inc.	581,400

		TOTAL	1,683,900

		OIL--INTEGRATED--2.9%
25,000		BP Amoco PLC, ADR	975,250
15,000		ConocoPhillips	722,850

		TOTAL	1,698,100

		PAPER PRODUCTS--1.2%
20,000		International Paper Co.	714,000

		PRINTED CIRCUIT BOARDS--1.2%
45,000	(1)	Jabil Circuit, Inc.	702,450

		PROTECTION--SAFETY--1.4%
50,000		Tyco International Ltd.	800,500

COMMON STOCKS--(Continued)
		RETAIL DISCOUNT--3.1%
30,000		Target Corp.	$846,300
20,000		Wal-Mart Stores, Inc.	956,000

		TOTAL	1,802,300

		SEMICONDUCTOR--BROAD LINE--0.4%
15,000		Intel Corp.	234,900

		SEMICONDUCTOR EQUIPMENT & MATERIALS--1.0%
50,000	(1)	Applied Materials, Inc.	598,500

		TELECOMMUNICATION SERVICES--2.3%
55,000		SBC Communications, Inc.	1,344,200

		TRANSPORTATION--RAIL--1.3%
30,000		Burlington Northern Santa Fe	779,100

		UTILITY--ELECTRIC POWER--4.2%
40,000		American Electric Power Co., Inc.	944,800
15,000		Dominion Resources, Inc.	812,850
25,000		Southern Co.	704,250

		TOTAL	2,461,900

TOTAL COMMON STOCKS (identified cost $47,533,286)			39,188,440

PREFERRED STOCKS--2.8%
		BANKS--MAJOR REGIONAL--1.4%
30,000		Wells Fargo Capital Trust IV, Pfd.	801,564

		FINANCE--0.7%
15,000		Merrill Lynch Preferred Capital Trust III, Pfd.	397,500

		TELECOMMUNICATIONS--CELLULAR--0.7%
20,000		Motorola Capital Trust I, Pfd.	435,000

TOTAL PREFERRED STOCKS (identified cost $1,612,500)			1,634,064

Principal Amount			Value
CORPORATE BONDS--15.3%
		AUTOMOBILE--1.8%
$1,000,000		Delphi Auto Systems Corp., Note, 6.50%, 5/1/2009	$ 1,042,483

		BANKS--MAJOR REGIONAL--0.7%
400,000		Bank One Corp., Sr. Note, 5.625%, 2/17/2004	416,623

		COMPUTERS--MINI--1.8%
1,000,000		Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	1,050,151

		FINANCE--0.9%
500,000		PNC Funding Corp., Sub. Note, 6.125%, 2/15/2009	541,770

		FINANCE--AUTOMOTIVE--1.7%
1,000,000		Ford Motor Credit Co., Unsecd. Note, 7.50%, 3/15/2005	1,031,170

		OIL COMPONENTS--EXPLORATION & PRODUCTION--4.6%
1,500,000		EOG Resources, Inc., Note, 6.50%, 12/1/2007	1,623,006
1,000,000		Smith International, Inc., Note, 6.75%, 2/15/2011	1,069,855

		TOTAL	2,692,861

		OIL--INTEGRATED--1.9%
1,000,000		Conoco, Inc., Sr. Note, 6.35%, 4/15/2009	1,116,600

		RETAIL DISCOUNT--0.9%
500,000		Wal-Mart Stores, Inc., 4.15%, 6/15/2005	524,149

		RETAIL--FOOD--1.0%
500,000		Kroger Co., Company Guarantee, 8.05%, 2/1/2010	581,120

TOTAL CORPORATE BONDS (identified cost $8,367,790)			8,996,927

GOVERNMENT AGENCIES--13.3%
		FEDERAL HOME LOAN BANK--5.2%
1,000,000		Federal Home Loan Bank System, Bond, 3.125%, 4/28/2006	1,003,560
2,000,000		Federal Home Loan Bank System, Bond, 5.80%, 2/8/2007	2,046,144

		TOTAL	3,049,704

Principal Amount or Shares			Value
GOVERNMENT AGENCIES--(Continued)
		FEDERAL HOME LOAN MORTGAGE CORPORATION--4.6%
$1,000,000		Federal Home Loan Mortgage Corp., Note, 5.30%, 3/26/2007	$1,005,619
667,632		Federal Home Loan Mortgage Corp., Pool E84004, 6.00%, 6/1/2016	697,928
1,000,000		Federal Home Loan Mortgage Corp., Unsecd. Note, 4.00%, 9/13/2007	1,023,171

		TOTAL	2,726,718

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.5%
1,500,000		Federal National Mortgage Association, Note, 2.75%, 6/3/2005	1,513,701
500,000		Federal National Mortgage Association, Pool 254629, 5.00%, 2/1/2010	514,518

		TOTAL	2,028,219

TOTAL GOVERNMENT AGENCIES (identified cost $7,699,027)			7,804,641

MUTUAL FUND--1.0%
590,323		U.S. Treasury Cash Reserves Fund (at net asset value)	590,323

TOTAL INVESTMENTS (identified cost $65,802,926)(2)			$58,214,395

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $65,802,926.

Note: The categories of investments are shown as a percentage of net assets ($58,808,787) at January 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

WESMARK BOND FUND
PORTFOLIO OF INVESTMENTS

January 31, 2003

Principal Amount			Value
CORPORATE BONDS--31.9%
		AUTO MANUFACTURERS--MAJOR--0.6%
$1,000,000		General Motors Corp., Note, 9.45%, 11/1/2011	$1,101,129

		AUTOMOBILE--1.9%
3,000,000		Delphi Auto Systems Corp., Note, 6.50%, 5/1/2009	3,127,449

		BANKING--2.0%
1,000,000		Bank One (Texas), Sub. Note, 6.25%, 2/15/2008	1,111,966
2,000,000		Wells Fargo & Co., Sub. Note, 6.25%, 4/15/2008	2,242,088

		TOTAL	3,354,054

		CHEMICALS--0.6%
1,000,000		Union Carbide Chemicals., Note, 6.75%, 4/1/2003	1,003,084

		COMPUTER SERVICES--1.3%
1,000,000		Dell Computer Corp., Sr. Note, 6.55%, 4/15/2008	1,131,155
1,000,000		First Data Corp., MTN, (Series D), 6.375%, 12/15/2007	1,135,812

		TOTAL	2,266,967

		ENERGY--0.6%
1,000,000		Carolina Power & Light Co., Sr. Note, 7.50%, 4/1/2005	1,097,867

		FINANCE--3.1%
750,000		Merrill Lynch & Co., Inc., Note, 7.00%, 1/15/2007	835,874
1,000,000		PNC Funding Corp., Sub. Note, 6.125%, 2/15/2009	1,083,539
3,000,000		Verizon Global Funding, Note, 6.75%, 12/1/2005	3,310,059

		TOTAL	5,229,472

		FINANCE--AUTOMOTIVE--3.8%
3,000,000		Ford Motor Credit Co., Sr. Note, 5.80%, 1/12/2009	2,771,712
2,000,000		General Motors Acceptance Corp., Note, 5.80%, 3/12/2003	2,006,440
1,500,000		General Motors Acceptance Corp., Note, 7.75%, 1/19/2010	1,558,496

		TOTAL	6,336,648

		FINANCE--LEASING--0.9%
500,000		International Lease Finance Corp., Note, 5.125%, 8/1/2004	515,393
1,000,000		International Lease Finance Corp., Note, (Series M), 5.50%, 6/7/2004	1,038,269

		TOTAL	1,553,662

CORPORATE BONDS--(Continued)
		FINANCIAL SERVICES--1.9%
$3,000,000		American General Finance Corp., Note, 5.875%, 7/14/2006	$3,224,508

		INSTRUMENTS--CONTROL--0.7%
1,000,000		Honeywell International, Inc., Note, 7.00%, 3/15/2007	1,124,123

		INVESTMENT BROKERAGE--NATIONAL--0.9%
1,370,000		Bear Stearns Cos., Inc., Bond, 6.65%, 12/1/2004	1,474,454

		METALS & MINING--0.6%
1,000,000		Commercial Metals Corp., Note, 6.75%, 2/15/2009	994,485

		OIL COMPONENTS--EXPLORATION & PRODUCTION--4.1%
3,000,000		EOG Resources, Inc., Note, 6.00%, 12/15/2008	3,203,955
3,500,000		EOG Resources, Inc., Note, 6.50%, 12/1/2007	3,787,014

		TOTAL	6,990,969

		OIL--INTEGRATED--0.5%
630,000		Phillips Petroleum Co., Deb., 9.375%, 2/15/2011	810,123

		OIL REFINING & MARKETING--1.0%
500,000		Union Oil of California, Deb., 9.125%, 2/15/2006	585,531
1,000,000		Union Oil of California, Sr. Note, MTN, (Series C), 6.70%, 10/15/2007	1,110,694

		TOTAL	1,696,225

		RETAIL--FOOD--3.1%
3,000,000		Kroger Co., 8.05%, 2/1/2010	3,486,717
1,500,000		Kroger Co., Sr. Note, 8.15%, 7/15/2006	1,687,907

		TOTAL	5,174,624

		TELECOMMUNICATIONS--1.9%
3,000,000		BellSouth Corp., Unsecd. Note, 5.00%, 10/15/2006	3,189,198

		UTILITY--ELECTRIC POWER--1.8%
3,000,000		Dominion Resources, Inc., Sr. Note, 7.60%, 7/15/2003	3,066,774

		UTILITY--TELEPHONE--0.6%
1,000,000		GTE Northwest, Inc., Deb., 6.30%, 6/1/2010	1,063,006

TOTAL CORPORATE BONDS (identified cost $50,163,224)			53,878,821

GOVERNMENT AGENCIES--58.1%
		FEDERAL FARM CREDIT BANK--3.0%
$5,000,000		Federal Farm Credit System, Bond, 4.75%, 10/23/2009	$5,060,795

		FEDERAL HOME LOAN BANK--25.1%
5,000,000		Federal Home Loan Bank System, Bond, 3.375%, 11/15/2004	5,131,730
5,000,000		Federal Home Loan Bank System, Bond, 3.65%, 1/25/2005	5,054,175
2,000,000		Federal Home Loan Bank System, Bond, 4.00%, 12/27/2012	2,004,856
3,000,000		Federal Home Loan Bank System, Bond, 4.125%, 11/15/2006	3,135,861
6,705,000		Federal Home Loan Bank System, Bond, 5.10%, 8/6/2009	6,895,864
5,000,000		Federal Home Loan Bank System, Bond, 5.22%, 3/26/2007	5,028,715
5,000,000		Federal Home Loan Bank System, Bond, 5.75%, 7/25/2006	5,098,720
5,000,000		Federal Home Loan Bank System, Bond, Series 2V06, 5.05%, 4/17/2006	5,032,680
5,000,000	(1)	Federal Home Loan Bank System, Discount Bond, 1.236%, 2/24/2003	4,996,167

		TOTAL	42,378,768

		FEDERAL HOME LOAN MORTGAGE CORPORATION--14.1%
3,500,000		Federal Home Loan Mortgage Corp., Note, 5.25%, 9/6/2006	3,511,931
5,000,000		Federal Home Loan Mortgage Corp., Note, 5.75%, 4/29/2009	5,204,040
2,154,025		Federal Home Loan Mortgage Corp., Pool E70008, 6.00%, 4/1/2013	2,266,007
7,671,250		Federal Home Loan Mortgage Corp., Series 2517, Class TL, 4.50%, 4/15/2026	7,691,175
5,000,000		Federal Home Loan Mortgage Corp., Unsecd. Note, 4.50%, 6/15/2003	5,060,570

		TOTAL	23,733,723

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--15.9%
5,000,000		Federal National Mortgage Association, Note, 2.75%, 6/3/2005	5,045,670
5,000,000		Federal National Mortgage Association, Note, 3.125%, 12/2/2009	5,018,035
5,000,000		Federal National Mortgage Association, Note, 3.25%, 11/28/2006	5,047,070
5,000,000		Federal National Mortgage Association, Note, 6.00%, 1/18/2012	5,298,690
1,050,000		Federal National Mortgage Association, Unsecd. Note, 3.55%, 5/28/2004	1,056,943
Principal Amount or Shares			Value
GOVERNMENT AGENCIES--(Continued)
		FEDERAL NATIONAL MORTGAGE ASSOCIATION--(Continued)
$5,000,000		Federal National Mortgage Association, Unsecd. Note, 6.25%, 7/19/2011	$5,270,490

		TOTAL	26,736,898

TOTAL GOVERNMENT AGENCIES (identified cost $97,000,688)			97,910,184

(1)COMMERCIAL PAPER--7.7%
		FINANCE--COMMERCIAL--7.7%
4,000,000		General Electric Capital Corp., 1.26%, 2/26/2003	3,996,500
3,000,000		General Electric Capital Corp., 1.26%, 3/5/2003	2,996,640
6,000,000		Market Street Funding Corp., 1.25%, 2/21/2003	5,995,833

TOTAL COMMERCIAL PAPER (at amortized cost)			12,988,973

MUTUAL FUND--1.5%
2,479,777		Prime Obligations Fund (at net asset value)	2,479,777

TOTAL INVESTMENTS (identified cost $162,632,662)(2)			$167,257,755

(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(2) The cost of investments for federal tax purposes amounts to $162,632,662.

Note: The categories of investments are shown as a percentage of net assets ($168,551,412) at
January 31, 2003.

The following acronym is used throughout this portfolio:

MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statements

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS

January 31, 2003

Principal Amount			Credit Rating*	Value
LONG-TERM MUNICIPALS--92.0%
		WEST VIRGINIA--92.0%
$400,000		Beckley, WV, Sewage System, Revenue Refunding Bonds, (Series A), 6.75% (Original Issue Yield: 6.875%), 10/1/2025	NR	$422,240
1,000,000		Berkeley County, WV, Board of Education, 4.50% (FGIC LOC)/(Original Issue Yield: 4.65%), 5/1/2014	AAA	1,029,740
750,000		Buckhannon West Virginia College Facility, 5.50%, 8/1/2020	NR	749,992
140,000		Buckhannon West Virginia College Facility, Refunding Revenue Bond, 4.45%, 8/1/2007	NR	138,039
130,000		Buckhannon West Virginia College Facility, Refunding Revenue Bonds, 4.00% (Original Issue Yield: 3.999%), 8/1/2004	NR	128,632
140,000		Buckhannon West Virginia College Facility, Refunding Revenue Bonds, 4.15% (Original Issue Yield: 4.15%), 8/1/2005	NR	137,638
500,000		Cabell County, WV, Board of Education, GO UT, 4.60% (Original Issue Yield: 4.70%), 5/1/2003	AA-	504,095
1,000,000		Cabell County, WV, Board of Education, GO UT, 5.50% (MBIA LOC)/(Original Issue Yield: 4.95%), 5/1/2006	AAA	1,109,540
500,000		Cabell County, WV, Board of Education, GO UT, 6.00% (MBIA INS), 5/1/2006	AAA	565,935
250,000		Charles Town, WV, (Series C), 3.00% (MBIA LOC), 12/1/2008	Aaa	252,127
160,000		Charles Town, WV, Residential Mortgage Revenue Bonds, 6.20%, 3/1/2011	A1	162,802
340,000		Charles Town, WV, Revenue Refunding Bonds, 5.00%, 10/1/2012	AA	361,984
355,000		Charles Town, WV, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.15%), 10/1/2013	AA	376,992
500,000		Charleston, WV, Civic Center Revenue, Improvements, 6.25%, 12/1/2015	NR	529,435
355,000		Charleston, WV, GO UT, 7.20%, 10/1/2003	A1	368,522
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$1,240,000		Charleston, WV, GO UT, 7.20%, 10/1/2008	A1	$1,517,661
1,200,000		Charleston, WV, Urban Renewal Authority, Revenue Refunding Bonds, 5.30% (FSA LOC)/(Original Issue Yield: 5.274%), 12/15/2022	AAA	1,251,408
1,155,000		Clarksburg, WV, Revenue Refunding Bonds, 4.25% (FGIC LOC)/(Original Issue Yield: 2.91%), 9/1/2006	AAA	1,242,491
500,000		Fairmont, WV, Waterworks, (Series 1999), 5.25% (AMBAC LOC), 7/1/2017	Aaa	529,465
1,235,000		Fairmont, WV, Waterworks, Water Utility Improvement Revenue Bonds, 5.00% (AMBAC LOC), 7/1/2019	Aaa	1,269,852
950,000		Gilmer County, WV, County Commission, 6.00%, 10/1/2017	NR	994,555
500,000		Harrison County, WV, Board of Education, GO UT, 6.40% (FGIC INS)/(Original Issue Yield: 6.45%), 5/1/2006	AAA	572,200
680,000		Harrison County, WV, Building Commission, Health, Hospital, Nursing Home Improvements Revenue Bonds, 5.15% (AMBAC INS)/(Original Issue Yield: 5.32%), 4/1/2018	Aaa	708,009
420,000		Jackson County, WV, Revenue Bonds, 7.375% (FGIC INS), 6/1/2010	AAA	529,872
735,000		Jefferson County, WV, Board of Education, GO UT, 5.20% (Original Issue Yield: 5.10%), 7/1/2007	AA-	816,960
250,000		Kanawha County, WV, Board of Education, GO UT, 4.65% (MBIA LOC)/(Original Issue Yield: 4.40%), 5/1/2004	AAA	260,412
750,000		Kanawha County, WV, Commercial Development, Revenue Refunding Bonds, 6.50% (May Department Stores Co.), 6/1/2003	A+	759,840
2,025,000	(1)	Kanawha County, WV, PCR Bonds, 7.35% (Union Carbide Corp.), 8/1/2004	Baa2	2,152,636
285,000		Logan County, WV, Revenue Bonds, 8.00% (Logan County Health Care Center Limited Partnership Project), 12/1/2009	NR	344,303
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$60,000		Marshall County, WV, Special Obligation, Special Obligations Bonds, 6.50% (Original Issue Yield: 6.65%), 5/15/2010	AAA	$66,978
570,000		Mason County, WV, PCR Bond, 5.45% (Ohio Power Co.)/(AMBAC INS)/(Original Issue Yield: 5.47%), 12/1/2016	AAA	598,072
350,000		Ohio County, WV, Board of Education, GO UT, 5.00% (MBIA LOC)/(Original Issue Yield: 5.25%), 6/1/2013	AAA	375,777
1,000,000		Ohio County, WV, Board of Education, GO UT, 5.00% (Original Issue Yield: 5.25%), 6/1/2013	AA-	1,073,150
785,000		Ohio County, WV, Board of Education, GO UT, Refunding Bonds, 5.125% (MBIA INS)/(Original Issue Yield: 5.375%), 6/1/2018	AAA	835,915
1,155,000		Pleasants County, WV, PCR, Revenue Refunding Bonds, 5.30%, 12/1/2008	A3	1,180,225
1,000,000		Putnam County, WV, Pollution Control, TRANs, 6.60% 7/1/2019	BBB+	1,018,750
145,000		Raleigh County, WV, Commonwealth Development, (Series B), 3.50%, 6/1/2003	NR	144,874
165,000		Raleigh County, WV, Commonwealth Development, (Series B), 4.40%, 6/1/2007	NR	167,064
155,000		Raleigh County, WV, Commonwealth Development, (Series B), 4.20% (Original Issue Yield: 4.20%), 6/1/2006	NR	156,968
1,795,000		Raleigh, Fayette & Nicholas Counties, WV, Refunding Bond, 6.25% (Original Issue Yield: 6.60%), 8/1/2011	Aaa	2,148,543
2,015,000		Randolph County, WV, Revenue Refunding Bonds, 5.20% (Davis Health Systems, Inc.)/(FSA INS), 11/1/2015	Aaa	2,156,997
105,000		Shepherd College Board, 3.00%, 12/1/2005	A3	108,157
115,000		Shepherd College Board, 3.00%, 12/1/2007	A3	116,392
120,000		Shepherd College Board, 3.40%, 12/1/2009	A3	119,851
1,000,000		South Charleston, WV, Revenue Refunding Bonds, 7.625% (Union Carbide Corp.), 8/1/2005	A	1,102,780
500,000		South Charleston, WV, Revenue Bonds, 5.50% (MBIA INS), 10/1/2009	AAA	501,615
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$100,000		West Virginia EDA, Refunding Revenue Bonds, 2.35% (AMBAC LOC)/(Original Issue Yield: 2.40%), 7/15/2004	AAA	$101,584
410,000		West Virginia EDA, Refunding Revenue Bonds, 2.60%, 11/1/2005	A+	417,286
500,000		West Virginia EDA, Refunding Revenue Bonds, 3.00%, 11/1/2006	A+	511,735
1,000,000		West Virginia EDA, Revenue Bonds, 5.50% (MBIA LOC), 6/1/2012 (@101)	AAA	1,103,710
1,000,000		West Virginia EDA, Revenue Bonds, 5.50% (MBIA LOC), 6/1/2012 (@101)	AAA	1,111,060
1,000,000		West Virginia EDA, Revenue Bonds, 5.00% (AMBAC LOC)/(Original Issue Yield: 5.09%), 7/15/2022	AAA	1,013,500
530,000		West Virginia Housing Development Fund, (Series A), 5.55%, 11/1/2014	AAA	552,414
375,000		West Virginia Housing Development Fund, (Series A), 5.65% (AMBAC LOC)/(Original Issue Yield: 5.65%), 11/1/2021	AAA	381,135
735,000		West Virginia Housing Development Fund, (Series A), Revenue Bonds, 5.35%, 11/1/2010	AAA	776,131
430,000		West Virginia Housing Development Fund, Revenue Refunding Bonds, (Series A), 5.50%, 11/1/2011	AAA	442,750
100,000		West Virginia School Building Authority, Revenue Bonds, 6.75% (MBIA INS)/(Original Issue Yield: 7.00%), 7/1/2004	AAA	107,638
1,500,000		West Virginia State Building Commission Lease, Revenue Refunding Bonds, 5.375% (AMBAC LOC)/(Original Issue Yield: 5.04%), 7/1/2021	AAA	1,625,670
260,000		West Virginia State Building Commission Lease, (Series B), 5.375% (AMBAC LOC)/(Original Issue Yield: 5.01%), 7/1/2018	AAA	286,905
245,000		West Virginia State College, Refunding Revenue Bonds, 4.00% (Original Issue Yield: 4.02%), 6/1/2011	A3	248,457
100,000		West Virginia State, GO UT, 5.00% (FGIC LOC)/(Original Issue Yield: 4.55%), 6/1/2007	AAA	110,784
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$1,000,000		West Virginia State, GO UT, (FGIC LOC)/(Original Issue Yield: 4.80%), 11/1/2009	AAA	$790,980
575,000		West Virginia State, GO UT, (Series D), 6.00% (FGIC LOC), 11/1/2003	AAA	595,712
1,000,000		West Virginia State, GO UT, Highway Improvement Bonds, 5.25%, 6/1/2010	AAA	1,098,190
2,000,000		West Virginia State, GO UT, Water Utility & Sewer Improvements (Original Issue Yield: 4.98%), 11/1/2010	AAA	1,495,700
750,000		West Virginia State, GO UT, 4.50% (FSA LOC)/(Original Issue Yield: 4.59%), 6/1/2012	AAA	786,045
605,000		West Virginia State Hospital Finance Authority, Prerefunded Revenue Bond, 6.75% (Charleston Area Medical Center LOC)/(Original Issue Yield: 6.89%), 9/1/2022	A2	734,827
700,000		West Virginia State Hospital Finance Authority, Revenue Bonds, 4.90% (West Virginia University Hospital, Inc.)/(MBIA INS)/(Original Issue Yield: 5.00%), 6/1/2004	AAA	721,700
200,000		West Virginia State Hospital Finance Authority, Revenue Bonds, (Series A), 5.60% (Cabell Huntington Hospital)/(AMBAC INS)/(Original Issue Yield: 5.75%), 1/1/2005	AAA	211,122
1,750,000		West Virginia State Hospital Finance Authority, Revenue Bonds, 5.75% (Charleston Area Medical Center)/(MBIA INS)/(Original Issue Yield: 5.98%), 9/1/2013	AAA	1,939,928
80,000		West Virginia State Hospital Finance Authority, Revenue Bonds, 6.00% (Original Issue Yield: 6.10%), 9/1/2007	A2	92,926
1,000,000		West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, 5.00% (West Virginia University Hospital, Inc.)/(MBIA INS)/(Original Issue Yield: 5.55%), 6/1/2016	AAA	1,003,620
100,000		West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, 4.70% (MBIA LOC)/(Original Issue Yield: 4.85%), 6/1/2003	AAA	101,127
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$20,000		West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, 6.125% (Original Issue Yield: 6.25%), 9/1/2009	A2	$22,496
80,000		West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, 6.125% (Original Issue Yield: 6.25%), 9/1/2009	A2	94,444
365,000		West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, 6.50% (Original Issue Yield: 6.542%), 9/1/2016	A2	445,720
145,000		West Virginia State Hospital Finance Authority, Unrefunded Revenue Bond, 6.75% (Charleston Area Medical Center LOC)/(Original Issue Yield: 6.89%), 9/1/2022	A2	156,868
20,000		West Virginia State Hospital Finance Authority, Unrefunded Revenue Bond, 6.00% (Original Issue Yield: 6.10%), 9/1/2007	A2	21,997
1,000,000		West Virginia State Housing Development Fund, (Series A), 5.05%, 11/1/2014	AAA	1,029,850
900,000		West Virginia State Housing Development Fund, (Series A), 4.90% (Original Issue Yield: 4.899%), 11/1/2014	AAA	921,474
1,200,000		West Virginia State Housing Development Fund, (Series C), 5.80% (Original Issue Yield: 5.80%), 5/1/2017	AAA	1,245,600
940,000		West Virginia State Housing Development Fund, (Series E), 2.30% (Original Issue Yield: 2.299%), 5/1/2004	AAA	950,227
930,000		West Virginia State Housing Development Fund, (Series E), 2.125%, 11/1/2003	AAA	936,677
135,000		West Virginia State Housing Development Fund, (Series E), 3.25%, 11/1/2006	AAA	139,077
440,000		West Virginia State Housing Development Fund, (Series E), 3.25%, 5/1/2006	AAA	441,602
1,000,000		West Virginia State Housing Development Fund, Revenue Refunding Bonds (Series A), 5.10%, 11/1/2015	AAA	1,028,560
720,000		West Virginia State, Revenue Bonds, (Series A) , 5.00% (Marshall University)/(Original Issue Yield: 5.17%), 5/1/2020	AAA	736,538
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$1,250,000		West Virginia State, Revenue Bonds, (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.19%), 5/1/2021	AAA	$1,271,863
1,210,000		West Virginia University, 5.00% (MBIA LOC), 4/1/2007	AAA	1,335,199
30,000		West Virginia University Board of Regents, Revenue Bonds, 5.90% (MBIA INS), 4/1/2004	AAA	30,822
230,000		West Virginia University Board of Regents, Revenue Bonds, 5.90%, 4/1/2004	A+	236,146
100,000		West Virginia University, Revenue Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 5.55%), 4/1/2009	AAA	110,581
1,000,000		West Virginia University, Revenue Bonds, (Series B), 5.00% (West Virginia University Project)/(AMBAC INS)/(Original Issue Yield: 5.19%), 5/1/2015	AAA	1,052,970
500,000		West Virginia University, Revenue Refunding Bonds, 5.00% (AMBAC LOC)/(Original Issue Yield: 5.22%), 5/1/2017	AAA	522,385
100,000		West Virginia Water Development Authority, (Series A), 5.125% (FSA LOC)/(Original Issue Yield: 5.15%), 10/1/2012	AAA	107,967
985,000		West Virginia Water Development Authority, (Series A), 5.50% (FSA LOC)/(Original Issue Yield: 5.65%), 10/1/2020	AAA	1,044,208
135,000		West Virginia Water Development Authority, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 6.02%), 11/1/2018	AAA	135,828
425,000		Wetzel County, WV, Board of Education, GO UT, 7.00% (MBIA INS)/(Original Issue Yield: 7.15%), 5/1/2004	AAA	455,430
155,000		Wheeling, WV, GO UT, 7.50%, 6/1/2003	Baa1	157,973
500,000		Wheeling, WV, Waterworks & Sewer Systems, Revenue Refunding Bonds, 4.90% (FGIC INS)/(Original Issue Yield: 5.00%), 6/1/2006	Aaa	546,540
Principal Amount or Shares			Credit Rating*	Value
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$70,000		Wood County, WV, Building Commission, Revenue Refunding Bonds, 6.625% (St. Joseph Hospital, Parkersburg)/(AMBAC INS), 1/1/2006	AAA	$ 76,199

TOTAL LONG-TERM MUNICIPALS (identified cost $62,075,547)				65,277,362

GOVERNMENT AGENCIES--2.8%
2,000,000		Federal Home Loan Bank System, Discount Bond, 2/21/2003 (identified cost $1,998,678)		1,998,678

MUTUAL FUND--4.9%
3,450,055		Tax-Free Obligations Fund (at net asset value)		3,450,055

TOTAL INVESTMENTS (identified cost $67,524,280)(2)				$70,726,095

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At January 31, 2003, this security amounted to $2,152,636 which represents 3.0% of net assets.

(2) The cost of investments for federal tax purposes amounts to $67,482,721.

Note: The categories of investments are shown as a percentage of net assets ($70,957,433) at January 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
INS	--Insured
LOC	--Letter of Credit
MBIA	--Municipal Bond Investors Assurance
PCR	--Pollution Control Revenue
TRANs	--Tax and Revenue Anticipation Notes
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2003

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Bond Fund	WesMark West Virginia Municipal Bond Fund
Assets:
Total investments in securities, at value	$13,695,228	$185,197,265	$58,214,395	$167,257,755	$70,726,095
Cash	19,658	177,542	58,693	133,829	47,861
Income receivable	552	111,168	359,889	1,606,196	842,252
Receivable for investments sold	41,199	681,905	404,938	--	--
Receivable for shares sold	13,939	152,273	37,880	46,172	--

Total assets	13,770,576	186,320,153	59,075,795	169,043,952	71,616,208

Liabilities:
Payable for investments purchased	30,350	1,008,718	181,950	--	406,044
Payable for shares redeemed	--	21,561	1,000	4,800	--
Income distribution payable	--	--	--	325,356	177,027
Accrued expenses	44,198	234,702	84,058	162,384	75,704

Total liabilities	74,548	1,264,981	267,008	492,540	658,775

Net Assets Consist of:
Paid in capital	23,810,898	242,045,466	70,242,729	165,960,396	67,729,433
Net unrealized appreciation (depreciation) of investments	(7,192,223)	(47,919,903)	(7,588,531)	4,625,093	3,201,815
Accumulated net realized gain (loss) on investments	(2,922,647)	(9,407,609)	(3,857,929)	(2,034,109)	17,701
Undistributed net investment income	--	337,218	12,518	32	8,484

Total Net Assets	$13,696,028	$185,055,172	$58,808,787	$168,551,412	$70,957,433

Shares Outstanding	2,884,411	20,054,675	7,731,082	16,896,055	6,729,925

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share	$4.75	$9.23	$7.61	$9.98	$10.54

Offering Price Per Share (a)	$4.99(b)	$9.69(b)	$7.99(b)	$10.37(c)	$10.95(c)

Redemption Proceeds Per Share	$4.75	$9.23	$7.61	$9.98	$10.54

Investments, at identified cost	$20,887,451	$233,117,168	$65,802,926	$162,632,662	$67,524,280

(a) See "What Do Shares Cost?" in the Prospectus.

(b) Computation of offering price per share 100/95.25 of net asset value.

(c) Computation of offering price per share 100/96.25 of net asset value.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS
STATEMENTS OF OPERATIONS

Year Ended January 31, 2003

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Bond Fund	WesMark West Virginia Municipal Bond Fund
Investment Income:
Dividends	$46,010	$2,572,774(a)	$938,326(b)	$--	$--
Interest	58,863	120,164	1,227,354	8,068,584	3,090,294

Total income	104,873	2,692,938	2,165,680	8,068,584	3,090,294

Expenses:
Investment adviser fee	137,343	1,562,500	499,887	1,003,137	402,684
Administrative personnel and services fee	75,000	281,975	90,221	226,685	91,009
Custodian fees	7,378	31,374	14,517	23,863	13,521
Transfer and dividend disbursing agent fees and expenses	34,552	79,985	43,102	31,621	31,964
Directors'/Trustees' fees	284	3,339	2,334	2,882	2,338
Auditing fees	15,757	18,296	17,561	15,369	17,211
Legal fees	5,078	5,308	4,964	4,459	5,938
Portfolio accounting fees	9,025	121,002	40,655	97,216	51,274
Shareholder services fee	16,618	190,445	60,880	154,743	62,062
Share registration costs	12,888	13,462	14,610	15,989	15,965
Printing and postage	8,034	26,244	9,317	6,371	6,824
Insurance premiums	1,219	3,535	2,376	2,967	831
Miscellaneous	1,442	8,601	3,802	5,465	1,506

Total expenses	324,618	2,346,066	804,226	1,590,767	703,127

Waivers:
Waiver of investment adviser fee	(3,713)	(21,015)	(16,590)	(21,841)	(139,280)
Waiver of administrative personnel and services fee	(50,247)	--	--	--	--

Total waivers	(53,960)	(21,015)	(16,590)	(21,841)	(139,280)

Net expenses	270,658	2,325,051	787,636	1,568,926	563,847

Net investment income (net operating loss)	(165,785)	367,887	1,378,044	6,499,658	2,526,447

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(2,870,577)	(8,919,047)	(3,836,767)	(828,562)	71,167
Net change in unrealized appreciation (depreciation) of investments	(4,061,094)	(46,356,081)	(10,236,529)	1,246,697	1,338,726

Net realized and unrealized gain (loss) on investments	(6,931,671)	(55,275,128)	(14,073,296)	418,135	1,409,893

Change in net assets resulting from operations	$(7,097,456)	$(54,907,241)	$(12,695,252)	$6,917,793	$3,936,340

(a) Net of foreign taxes withheld of $25,302.

(b) Net of foreign taxes withheld of $6,965.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Small Company Growth Fund		WesMark Growth Fund		WesMark Balanced Fund
	Year Ended January 31, 2003	Year Ended January 31, 2002	Year Ended January 31, 2003	Year Ended January 31, 2002	Year Ended January 31, 2003	Year Ended January 31, 2002
Increase (Decrease) in Net Assets:
Operations--
Net investment income (net operating loss)	$(165,785)	$(174,284)	$367,887	$737,052	$1,378,044	$1,731,470
Net realized loss on investments	(2,870,577)	(51,554)	(8,919,047)	(486,878)	(3,836,767)	(21,062)
Net change in unrealized appreciation (depreciation) of investments	(4,061,094)	(6,678,602)	(46,356,081)	(47,529,202)	(10,236,529)	(12,725,835)

Change in net assets resulting from operations	(7,097,456)	(6,904,440)	(54,907,241)	(47,279,028)	(12,695,252)	(11,015,427)

Distributions to Shareholders--
Distributions from net investment income	--	--	(284,894)	(584,469)	(1,397,880)	(1,699,215)
Distributions from net realized gain on investments	--	(658,874)	--	(10,874,968)	--	(1,791,452)

Change in net assets from distributions to shareholders	--	(658,874)	(284,894)	(11,459,437)	(1,397,880)	(3,490,667)

Share Transactions--
Proceeds from sale of shares	1,371,174	7,485,160	18,901,970	49,090,103	3,826,992	11,323,147
Net asset value of shares issued to shareholders in payment of distributions declared	--	395,638	167,418	6,974,833	452,570	1,128,662
Cost of shares redeemed	(3,621,573)	(2,435,332)	(20,135,268)	(12,295,238)	(9,216,588)	(6,311,392)

Change in net assets from share transactions	(2,250,399)	5,445,466	(1,065,880)	43,769,698	(4,937,026)	6,140,417

Change in net assets	(9,347,855)	(2,117,848)	(56,258,015)	(14,968,767)	(19,030,158)	(8,365,677)
Net Assets:
Beginning of period	23,043,883	25,161,731	241,313,187	256,281,954	77,838,945	86,204,622
End of period	13,696,028	23,043,883	185,055,172	241,313,187	58,808,787	77,838,945
Undistributed net investment income included in net assets at end of period	$--	$--	$337,218	$254,225	$12,518	$32,354

See Notes which are an integral part of the Financial Statements.

WESMARK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Bond Fund		WesMark West Virginia Municipal Bond Fund
	Year Ended January 31, 2003	Year Ended January 31, 2002	Year Ended January 31, 2003	Year Ended January 31, 2002
Increase (Decrease) in Net Assets:
Operations--
Net investment income	$6,499,658	$8,298,455	$2,526,447	$2,797,106
Net realized gain (loss) on investments	(828,562)	710,400	71,167	111,578
Net change in unrealized appreciation of investments	1,246,697	1,013,579	1,338,726	182,984

Change in net assets resulting from operations	6,917,793	10,022,434	3,936,340	3,091,668

Distributions to Shareholders--
Distributions from net investment income	(6,499,132)	(8,340,249)	(2,524,673)	(2,771,749)

Share Transactions--
Proceeds from sale of shares	22,790,726	17,352,623	10,620,295	7,061,009
Net asset value of shares issued to shareholders in payment of distributions declared	1,748,425	2,216,231	335,484	346,235
Cost of shares redeemed	(18,194,981)	(11,689,749)	(7,005,190)	(5,757,158)

Change in net assets from share transactions	6,344,170	7,879,105	3,950,589	1,650,086

Change in net assets	6,762,831	9,561,290	5,362,256	1,970,005
Net Assets
Beginning of period	161,788,581	152,227,291	65,595,177	63,625,172

End of period	168,551,412	161,788,581	70,957,433	65,595,177

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$32	$(494)	$8,484	$2,900

See Notes which are an integral part of the Financial Statements.

WESMARK FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended January 31,	Net Asset Value, Beginning of Period	Net Investment Income (Net Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions
WesMark Small Company Growth Fund
2001(c)	$10.00	(0.01)	(0.36)	(0.37)	--	(0.23)	(0.23)
2002	$9.40	(0.05)	(2.24)	(2.29)	--	(0.21)	(0.21)
2003	$6.90	(0.00)	(2.15)	(2.15)	--	--	--
WesMark Growth Fund
1999	$11.15	0.06	2.38	2.44	(0.06)	(0.79)	(0.85)
2000	$12.74	0.01	3.95	3.96	(0.01)	(1.60)	(1.61)
2001	$15.09	0.08	3.48	3.56	(0.08)	(3.47)	(3.55)
2002	$15.10	0.04	(2.61)	(2.57)	(0.03)	(0.59)	(0.62)
2003	$11.91	0.02	(2.69)	(2.67)	(0.01)	--	(0.01)
WesMark Balanced Fund
1999(e)	$10.00	0.24	0.30	0.54	(0.24)	(0.49)	(0.73)
2000	$9.81	0.25	1.07	1.32	(0.25)	(0.24)	(0.49)
2001	$10.64	0.27	1.26	1.53	(0.27)	(0.76)	(1.03)
2002	$11.14	0.21	(1.57)	(1.36)	(0.21)	(0.22)	(0.43)
2003	$9.35	0.17	(1.73)	(1.56)	(0.18)	--	(0.18)
WesMark Bond Fund
1999(e)	$10.00	0.43	0.13	0.56	(0.43)	(0.02)	(0.45)
2000	$10.11	0.56	(0.89)	(0.33)	(0.56)	(0.01)	(0.57)
2001	$9.21	0.59	0.63	1.22	(0.59)	--	(0.59)
2002	$9.84	0.53	0.11	0.64	(0.53)	--	(0.53)
2003	$9.95	0.39	0.03	0.42	(0.39)	--	(0.39)
WesMark West Virginia Municipal Bond Fund
1999	$10.30	0.43	0.12	0.55	(0.43)	(0.01)	(0.44)
2000	$10.41	0.44	(0.72)	(0.28)	(0.44)	(0.03)	(0.47)
2001	$9.66	0.45	0.61	1.06	(0.45)	(0.00)(f)	(0.45)
2002	$10.27	0.45(g)	0.04(g)	0.49	(0.44)	--	(0.44)
2003	$10.32	0.39	0.22	0.61	(0.39)	--	(0.39)

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown.

(c) Reflects operations for the period from August 8, 2000 (date of initial public investment) to January 31, 2001.

(d) Computed on an annualized basis.

(e) Reflects operations for the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(f) Amount represents less than $0.01.

(g) As required effective February 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. For the year ended January 31, 2002, this change increased the net investment income per share by 0.01, decreased net realized gain per share by 0.01, and increased the ratio of net investment income to average net assets from 4.32% to 4.36%. Per share, ratios and supplemental data for the periods prior to February 1, 2001, have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets
Net Asset Value, End of Period	Total Return(a)	Expenses	Net Investment Income (Net Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate
WesMark Small Company Growth Fund
$ 9.40	(3.16)%	1.70%(d)	(0.40)%(d)	0.28%(d)	$25,162	27%
$ 6.90	(24.53)%	1.47%	(0.73)%	0.20%	$23,044	24%
$ 4.75	(31.16)%	1.48%	(0.91)%	0.29%	$13,696	40%
WesMark Growth Fund
$12.74	22.58%	1.04%	0.50%	0.01%	$135,078	58%
$15.09	31.22%	0.95%	0.10%	0.01%	$183,304	71%
$15.10	25.41%	0.97%	0.58%	0.01%	$256,282	77%
$11.91	(17.23)%	0.97%	0.30%	0.01%	$241,313	37%
$ 9.23	(22.40)%	1.12%	0.18%	0.01%	$185,055	36%
WesMark Balanced Fund
$ 9.81	5.50%	1.15%(d)	3.03%(d)	0.09%(d)	$60,887	57%
$10.64	13.52%	0.90%	2.38%	0.15%	$73,864	44%
$11.14	14.99%	0.98%	2.41%	0.11%	$86,205	48%
$ 9.35	(12.40)%	0.97%	2.09%	0.10%	$77,839	42%
$ 7.61	(16.87)%	1.18%	2.07%	0.03%	$58,809	36%
WesMark Bond Fund
$10.11	5.70%	0.90%(d)	5.47%(d)	0.07%(d)	$117,646	39%
$ 9.21	(3.41)%	0.72%	5.85%	0.10%	$125,123	26%
$ 9.84	13.71%	0.82%	6.22%	0.06%	$152,227	25%
$ 9.95	6.61%	0.78%	5.28%	0.05%	$161,789	50%
$ 9.98	4.27%	0.94%	3.89%	0.01%	$168,551	64%
WesMark West Virginia Municipal Bond Fund
$10.41	5.46%	0.74%	4.20%	0.29%	$67,434	17%
$ 9.66	(2.77)%	0.65%	4.37%	0.30%	$64,057	30%
$10.27	11.26%	0.73%	4.53%	0.30%	$63,625	29%
$10.32	4.92%	0.66%	4.36%(g)	0.30%	$65,595	26%
$10.54	6.04%	0.84%	3.76%	0.21%	$70,957	17%

WESMARK FUNDS
NOTES TO FINANCIAL STATEMENTS

January 31, 2003

(1) Organization

WesMark Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund ("Small Company Growth Fund")	diversified	to achieve capital appreciation
WesMark Growth Fund ("Growth Fund")	diversified	to achieve capital appreciation
WesMark Balanced Fund ("Balanced Fund")	diversified	to achieve capital appreciation and income
WesMark Bond Fund ("Bond Fund")	diversified	to achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund ("West Virginia Municipal Bond Fund")	non-diversified	to achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation--U.S. government securities, listed corporate bonds, and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discount on fixed income securities are amortized/accreted for financial statement purposes.

Change in Accounting Policy--Effective February 1, 2001, the West Virginia Municipal Bond Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the West Virginia Municipal Bond Fund to amortize premium and discount on all fixed income securities.

Upon initial adoption, the West Virginia Municipal Bond Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the West Virginia Municipal Bond Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the West Virginia Municipal Bond Fund resulting from the adoption of premium and discount amortization on the financial statements is as follows:

As of February 1, 2001		For the Year Ended January 31, 2002
Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Depreciation	Net Realized Loss
$29,733	$ 29,733	$ 22,649	$ (13,361)	$ (9,288)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes--It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

Additional information on the restricted illiquid security held by West Virginia Municipal Bond Fund at January 31, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
Kanawha County, WV, PCR, 7.35%	3 /5/1996	$ 2,309,987

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Small Company Growth Fund
	Year Ended January 31, 2003	Year Ended January 31, 2002
Shares sold	238,226	952,281
Shares issued to shareholders in payment of distributions declared	--	53,975
Shares redeemed	(694,584)	(340,889)

Net change resulting from share transactions	(456,358)	665,367

	Growth Fund
	Year Ended January 31, 2003	Year Ended January 31, 2002
Shares sold	1,770,325	3,686,786
Shares issued to shareholders in payment of distributions declared	15,979	558,144
Shares redeemed	(1,991,672)	(959,132)

Net change resulting from share transactions	(205,368)	3,285,798

	Balanced Fund
	Year Ended January 31, 2003	Year Ended January 31, 2002
Shares sold	455,775	1,106,946
Shares issued to shareholders in payment of distributions declared	54,775	113,082
Shares redeemed	(1,105,405)	(632,594)

Net change resulting from share transactions	(594,855)	587,434

	Bond Fund
	Year Ended January 31, 2003	Year Ended January 31, 2002
Shares sold	2,294,747	1,750,877
Shares issued to shareholders in payment of distributions declared	175,860	222,862
Shares redeemed	(1,834,944)	(1,178,149)

Net change resulting from share transactions	635,663	795,590

	West Virginia Municipal Bond Fund
	Year Ended January 31, 2003	Year Ended January 31, 2002
Shares sold	1,015,975	685,466
Shares issued to shareholders in payment of distributions declared	32,105	33,638
Shares redeemed	(673,355)	(560,642)

Net change resulting from share transactions	374,725	158,462

(4) Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, wash sales, post-October losses and discount accretion/premium amortization on debt securities.

For the year ended January 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Company Growth Fund	$(165,785)	$165,785	$ --
West Virginia Municipal Bond Fund	--	3,810	(3,810)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended January 31, 2003 and 2002, was as follows:

			2003
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Total
Small Company Growth Fund	$ --	$ --	$ --	$ --	$ --
Growth Fund	--	284,894	--	--	284,894
Balanced Fund	--	1,397,880	--	--	1,397,880
Bond Fund	--	6,499,132	--	--	6,499,132
West Virginia Municipal Bond Fund	2,501,993	22,680	--	--	2,524,673

			2002
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Total
Small Company Growth Fund	$ --	$ 174,699	$ 484,175	$ --	$ 658,874
Growth Fund	--	1,457,197	10,002,240	--	11,459,437
Balanced Fund	--	1,699,215	1,791,452	--	3,490,667
Bond Fund	--	8,340,249	--	--	8,340,249
West Virginia Municipal Bond Fund	2,765,944	5,805	--	--	2,771,749

* For tax purposes short-term capital gain distributions are considered ordinary income.

As of January 31, 2003, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforward
Small Company Growth Fund	$ --	$ --	$ --	$ (7,195,545)	$ 1,766,544
Growth Fund	--	337,218	--	(47,919,903)	4,447,736
Balanced Fund	--	12,518	--	(7,588,531)	2,905,978
Bond Fund	--	325,388	--	4,625,093	806,648
West Virginia Municipal Bond Fund	165,803	19,708	--	3,243,373	23,091

For federal income tax purposes, the following amounts apply as of January 31, 2003:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Growth Fund	$ 20,890,773	$ 755,101	$ 7,950,646	$ (7,195,545)
Growth Fund	233,117,168	8,063,645	55,983,548	(47,919,903)
Balanced Fund	65,802,926	3,588,571	11,177,102	(7,588,531)
Bond Fund	162,632,662	4,718,859	93,766	4,625,093
West Virginia Municipal Bond Fund	67,482,721	3,255,981	12,608	3,243,373

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales and the amortization/accretion tax elections on fixed income securities.

At January 31, 2003, the Funds had capital loss carryforwards which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	2008	2009	2010	2011	Total
Small Company Growth Fund	$ --	$ --	$ 52,070	$ 1,714,474	$ 1,766,544
Growth Fund	--	--	488,563	3,959,173	4,447,736
Balanced Fund	--	--	11,959	2,894,019	2,905,978
Bond Fund	57,053	749,595	--	--	806,648
West Virginia Municipal Bond Fund	--	23,091	--	--	23,091

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of January 31, 2003, for federal income tax purposes, post October losses as follows were deferred to February 1, 2003.

Fund Name	Post October Losses
Small Company Growth Fund	$ 1,152,781
Growth Fund	4,959,874
Balanced Fund	951,950
Bond Fund	1,227,461
West Virginia Municipal Bond Fund	766

(5) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--WesBanco Investment Department, the Funds' investment adviser (the "Adviser"), receives for its services an annual fee equal to the percentage of each Fund's average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a $75,000 minimum per portfolio. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntarily waiver at any time at its sole discretion.

Distribution (12b-1) Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds may compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Funds' shares, annually, to compensate Edgewood Services, Inc. For the year ended January 31, 2003, the Funds did not incur fees under the Plan.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco Trust and Investment Services ("WesBanco"), the Funds may pay WesBanco up to 0.25% of average daily net assets for the period. The fee paid to WesBanco is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Custodian Fees--WesBanco is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. As of January 31, 2003, each Fund owned the following percentages of the affiliated funds' outstanding shares:

Fund Name	Affiliated Fund Name	% of Outstanding Shares
Small Company Growth Fund	U.S. Treasury Cash Reserves	0.00%
Growth Fund	US Treasury Cash Reserves	0.03%
Balanced Fund	US Treasury Cash Reserves	0.02%
Bond Fund	Prime Obligations Fund	0.01%
West Virginia Municipal Bond Fund	Tax-Free Obligations Fund	0.05%

General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term US government securities (and in-kind contributions), for the year ended January 31, 2003, were as follows:

Fund Name	Purchases	Sales
Small Company Growth Fund	$ 6,079,937	$ 8,912,702
Growth Fund	79,192,006	72,486,520
Balanced Fund	18,388,948	25,581,995
Bond Fund	4,504,108	42,628,064
West Virginia Municipal Bond Fund	12,121,612	10,949,805

Purchases and sales of long-term US government securities, for the year ended January 31, 2003, were as follows:

Fund Name	Purchases	Sales
Balanced Fund	$ 5,034,596	$ 2,843,618
Bond Fund	85,616,798	54,686,706

(7) Concentration of Credit Risk (UNAUDITED)

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at January 31, 2003, 45.2% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 16.7% of total investments.

Additionally, the Funds may invest a portion of its assets in securities of companies that are deemed by the Funds' management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of
WESMARK FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds (the "Trust") comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Bond Fund and WesMark West Virginia Municipal Bond Fund as of January 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of WesMark Funds as of January 31, 2003, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
March 7, 2003

WESMARK FUNDS
BOARD OF TRUSTEES AND TRUST OFFICERS

January 31, 2003

The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The WesMark Funds Complex consists of five investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the WesMark Funds Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and Federated Investors Funds--139 portfolios. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-864-1013.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving February 1996

Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp., and Passport Research, Ltd.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE AND EXECUTIVE VICE PRESIDENT Began serving: February 1996

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Position: President, Federated Investment Counseling.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: February 1996

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: February 1996

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: February 1996

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1997

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: February 1996

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1996

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: February 1996

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Officers

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Position(s)

Peter J. Germain Birth Date: September 3, 1959 PRESIDENT	Principal Occupations: Senior Vice President and Director of Proprietary Funds Services, Federated Services Company. Previous Positions: Senior Corporate Counsel, Federated Services Company.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Beth S. Broderick Birth Date: August 2, 1965 VICE PRESIDENT	Principal Occupations: Vice President, Federated Services Company since 1999. Previous Positions: Client Services Officer, Federated Services Company from 1992 to 1997.

Judith J. Mackin Birth Date: May 30, 1960 VICE PRESIDENT	Principal Occupations: Vice President and Director of Administration for Mutual Fund Services Group of Federated Investors, Inc.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Logo of WesMark Funds]

WesMark Funds SM

Family of Funds

COMBINED ANNUAL REPORT

WesBanco

Investment Department

Investment Adviser
A Division of WesBanco Bank, Inc.

Cusip	951025501
Cusip	951025204
Cusip	951025303
Cusip	951025402
Cusip	951025105

Edgewood Services, Inc., Distributor

G02160-05 (3/03)